UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2022

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Retirements.

On February 23, 2022, James T. Judson delivered a resignation letter to the Board of Directors (the “Board”) after having completed at least three (3) three-year terms as a member of the Board, in accordance with the term limits set forth in the Omnicell, Inc. (the “Company”) Corporate Governance Guidelines. On February 28, 2022, the Board accepted Mr. Judson’s resignation letter, and Mr. Judson will retire as a member of the Board, including from his positions as Independent Lead Director of the Board, Chair of the Audit Committee of the Board, and Chair of the Mergers & Acquisitions Committee of the Board, effective as of the date of the Company’s 2022 Annual Meeting of Stockholders (the conclusion of his current term). In addition, as of February 28, 2022, Mr. Bruce D. Smith, having previously attained the retirement age as set forth in the Company’s Corporate Governance Guidelines, will not stand for reelection at the Company’s 2022 Annual Meeting of Stockholders, and will retire from the Board, including from his position as a member of the Corporate Governance Committee, effective as of the date of the Company’s 2022 Annual Meeting of Stockholders (the conclusion of his current term).

Named Executive Officer Retirement.

On February 28, 2022, Dan S. Johnston, notified the Company that, after 18 years of service with the Company, he will retire and depart from his role as Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary, effective June 30, 2022.

A copy of the Company’s press release regarding the foregoing matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On March 1, 2022, the Company issued a press release announcing certain planned changes to the composition of the Board, effective as of the date of the Company’s 2022 Annual Meeting of Stockholders, including the retirements of James T. Judson and Bruce D. Smith. In addition, the Board announced its intention to nominate Mary Garrett for election as a Class III director at the Company’s 2022 Annual Meeting of Stockholders, to fill the vacancy created by Messrs. Judson and Smith’s retirements.

In connection with Messrs. Judson and Smith’s retirements, the Board adopted a resolution reducing the number of directors of the Company from ten (10) to nine (9), effective as of the date of the Company’s 2022 Annual Meeting of Stockholders.

A copy of the Company’s press release regarding the foregoing matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release of Omnicell, Inc. dated March 1, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Date: March 1, 2022	/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President and Chief Legal & Administrative Officer